Exhibit 10.42

AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of January 16, 2004, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the BANKS set forth herein (collectively, the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”).

WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002 and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003 (the “Credit Agreement”);

WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions.

Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendment of Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

CBOs shall mean collateralized bond obligation structures for which any of the Companies provides investment advice.

FIN 46 shall mean the Financial Accounting Standards Board Interpretation No. 46 “Consolidation of Variable Interest Entities.”

(b) The definitions of “Consolidated Subsidiaries” and “Revolving Credit Expiration Date” in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

Consolidated Subsidiaries shall mean and include those subsidiaries or other entities whose accounts are consolidated with the accounts of the Borrower in accordance with GAAP provided that for the purpose of calculating the financial ratios in Sections 8.2(a)-(c): (i) the impact of the sale or assignment of any Designated Assets, in either case pursuant to the Master Agreement, the Purchase and Sale Agreement or any similar agreement or program and in accordance with Section 8.2(k)(i), shall be excluded and (ii) to the extent that FIN 46 requires the consolidation of the accounts of the CBOs with the accounts of the Borrower, the impact of FIN 46 shall be excluded.

Revolving Credit Expiration Date shall mean January 14, 2005 (which is the date 364 days after the effective date of Amendment No. 3 to Second Amended and Restated Credit Agreement among the Borrower, the Banks and the Agent) or such later date as determined pursuant to Section 2.13(a).

(c) Section 8.3(b) [Quarterly Financial Statements] and Section 8.3(c) [Annual Financial Statements] of the Credit Agreement are both hereby amended by inserting the following new sentence immediately following the end of the first sentence of such sections:

To the extent that FIN 46 requires that the accounts of the CBOs be consolidated with the accounts of the Borrower in accordance with GAAP, in addition to and at the same time as the foregoing financial statements are required to be provided, the Borrower shall provide segment level reporting in the same format as the foregoing financial statements, one for current operations (which shall exclude the impact of the CBOs) and one for the CBOs.

3. Conditions of Effectiveness of Amendment of Credit Agreement. The effectiveness of this Amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement and the other Senior Loan Documents shall have occurred and be continuing or shall exist.

(b) Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i) all action taken by the Borrower in connection with this Amendment and the other Senior Loan Documents; and

(ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers.

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(c) Acknowledgment. There shall be delivered to the Agent for the benefit of each Bank the Confirmation in the form attached hereto as Exhibit 1 hereto executed by each of the Loan Parties (other than the Borrower).

(d) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent. The Agent shall have received from the Borrower and each of the Banks an executed original of this Amendment. Each of this Amendment and the Confirmation may be executed by the parties hereto or thereto in any number of separate counterparts, each of which when taken together shall constitute one and the same instrument.

(e) Amendment Fee. The Borrower shall pay to each of the Banks which executes this Amendment on or before January 14, 2004 in immediately available funds an amendment fee equal to five (5) basis points of each Bank’s Revolving Credit Commitment, determined as of the date of this Amendment.

4. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

5. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Senior Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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SIGNATURE PAGE 1 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 to Second Amended and Restated Credit Agreement as of the date first above written.

FEDERATED INVESTORS, INC.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III
Title: Vice President

SIGNATURE PAGE 2 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION individually and as Agent

By:	/S/ ENRICO DELLA CORNA

Name: Enrico Della Corna
Title: Vice President

SIGNATURE PAGE 3 OF 10 TO AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/S/ SEAN CASSIDY

Name: Sean Cassidy
Title: Principal

SIGNATURE PAGE 4 OF 10 TO AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

US BANK, N.A.

By:	/S/ DAVID J. DANNEMILLER

Name: David J. Dannemiller
Title: Vice President

SIGNATURE PAGE 5 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

STATE STREET BANK AND TRUST COMPANY

By:	/S/ JOHN T. DALEY

Name: John T. Daley
Title: Vice President

SIGNATURE PAGE 6 OF 10 TO AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANKONE, NA (Main Office Chicago)

By:	/S/ ISOLDE O’HANLON

Name: Isolde O’Hanlon
Title: Managing Director

SIGNATURE PAGE 7 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/S/ MATTHEW NICHOLLS

Name: Matthew Nicholls
Title: Director

SIGNATURE PAGE 8 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK

By:	/S/ LAWRENCE DAVIS

Name: Lawrence Davis
Title: Portfolio Manager

SIGNATURE PAGE 9 OF 10 TO AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/S/ JOHN L. HAYES, IV

Name: John L. Hayes, IV
Title: Vice President

SIGNATURE PAGE 10 OF 10 TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK OF PENNSYLVANIA

By:	/S/ DWAYNE FINNEY

Name: Dwayne Finney
Title: Vice President

Exhibit 1

Form of

CONFIRMATION

Reference is hereby made to that certain Second Amended and Restated Credit Agreement by and between FEDERATED INVESTORS, INC., the BANKS set forth therein, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks, dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002 and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003 (the “Credit Agreement”). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 3 to Second Amended and Restated Credit Agreement (the “Amendment”), a copy of which has been provided to the undersigned. This Confirmation is delivered to the Bank pursuant to Section 3(c) of the Amendment.

Pursuant to the Credit Agreement, (i) the Guarantors are party to that certain Continuing Agreement of Guaranty and Suretyship dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks (the “Guaranty Agreement”) and (ii) the Borrower and its Subsidiaries are party to that certain Intercompany Subordination Agreement dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks (the “Intercompany Subordination Agreement”). This Confirmation will confirm to the Agent and the Banks that the undersigned Guarantors and Subsidiaries of the Borrower have read and understand the Amendment which provides for, subject to certain conditions set forth in the Credit Agreement, the extension of the Revolving Credit Expiration Date and the modification of certain covenants.

The Guarantors hereby ratify and confirm the Guaranty Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

This Confirmation is dated as of January 16, 2004.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 6 OF CONFIRMATION]

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of the date set forth above.

EDGEWOOD SERVICES, INC.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Treasurer

FEDERATED ADMINISTRATIVE SERVICES

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

[SIGNATURE PAGE 2 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS TRUST COMPANY

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

FEDERATED FINANCIAL SERVICES, INC.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Treasurer

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By:	/s/ J. CHRISTOPHER DONAHUE

J. Christopher Donahue Title: Director

Federated Investors, Inc

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Vice President

[SIGNATURE PAGE 3 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Senior Vice President

FEDERATED INVESTMENT COUNSELING

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

FEDERATED SECURITIES CORP.

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Treasurer

FEDERATED SERVICES COMPANY

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

FEDERATED SHAREHOLDER SERVICES COMPANY

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

[SIGNATURE PAGE 4 OF 6 OF CONFIRMATION]

FII HOLDINGS, INC.

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Treasurer

PASSPORT RESEARCH, LTD

By:	/s/ DENIS MCAULEY, III

Name: Denis McAuley, III Title: Assistant Treasurer

FEDERATED INTERNATIONAL HOLDINGS BV

By:	/s/ J. CHRISTOPHER DONAHUE

Name: J. Christopher Donahue Title: Director

FEDERATED INTERNATIONAL—EUROPE GMBH

By:	/s/ J. CHRISTOPHER DONAHUE

Name: J. Christopher Donahue Title: Director

[SIGNATURE PAGE 5 OF 6 OF CONFIRMATION]

FEDERATED ASSET MANAGEMENT GMBH

By:	/s/ J. CHRISTOPHER DONAHUE

Name:	J. Christopher Donahue

Title:	Supervisory Board Member

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

INVESTLINK TECHNOLOGIES, INC.

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

RETIREMENT PLAN SERVICES COMPANY OF AMERICA

By:	/s/ DENIS MCAULEY, III

Name:	Denis McAuley, III

Title:	Assistant Treasurer

FEDERATED ADVISORY SERVICES COMPANY

By:	/s/ THOMAS R. DONAHUE

Name:	Thomas R. Donahue

Title:	Treasurer

[SIGNATURE PAGE 6 OF 6 OF CONFIRMATION]

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:	/s/ THOMAS R. DONAHUE

Name:	Thomas R. Donahue

Title:	Treasurer

PASSPORT RESEARCH LTD. II

By:	/s/ THOMAS R. DONAHUE

Name:	Thomas R. Donahue

Title:	Treasurer